UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Avidity Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Avidity Biosciences, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 15, 2022 For Stockholders of record as of April 18, 2022 Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Avidity Biosciences, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, June 15, 2022 9:00 AM, Pacific Time Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/RNA for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/RNA SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/RNA TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/RNA If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 03, 2022. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/RNA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

Avidity Biosciences, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect two directors to serve as Class II directors for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified; 1.01 Tamar Thompson 1.02 Eric Mosbrooker 2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; 4 To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years; and 5 To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.